UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams
Diane Bono
6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

(a) The report to Shareholders is attached herewith.

Annual Report | November 30, 2022

2022 Annual Report

Closed-End Funds

Midstream focused Tortoise Energy Infrastructure Corp. (NYSE: TYG) Tortoise Midstream Energy Fund, Inc. (NYSE: NTG) www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or (www.tortoiseecofin.com) all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2022 Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Tortoise

2022 Annual Report | November 30, 2022

Closed-end Fund Comparison

Name/Ticker	Primary focus	Structure	Total investments ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Energy Infrastructure	Regulated investment company	$620.2
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural Gas Infrastructure	Regulated investment company	$310.1

(1)	As of 11/30/2022

(unaudited)

Tortoise	1

Tortoise
2022 Annual Report to closed-end fund stockholders

Dear stockholder

The 2022 fiscal year proved to be a volatile environment with numerous headwinds for the broad market. Headwinds included recessionary concerns, rising inflation, as well as the anticipation of higher interest rates. The energy sector was an outlier with positive performance for the second consecutive fiscal year. In fact, as of December 31, 2022, midstream, represented by the Tortoise North American Pipeline IndexSM, and broader energy, represented by the S&P 500 Energy Select Sector® Index, outperformed the S&P 500 Index for the past two calendar years.

Renewable energy investments had a volatile year due to a variety of factors including inflation, sharply rising interest rates, political uncertainty, China COVID policies, decelerating economic growth and no end in sight to the war in Ukraine. Additional headwinds included uncertainties surrounding incentives legislation in the U.S., windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs. However, the renewable energy sector was bolstered in August with the passage of the Inflation Reduction Act (IRA).

Social impact investments continued to make progress post-COVID lockdowns. The education sector was mixed. Despite the decrease in both offerings and par value within the sector, 2022 was still the second biggest year for K-12 charter and private school revenue bond issuance by par value. Senior housing and care communities experienced a significant recovery over the fiscal year bringing occupancy levels back up to their pre-COVID measures.

Energy and power infrastructure

The broad energy sector, returned 74.9% for the annual fiscal period. Energy started the year strong, sold off in June with the broader market on concerns about a looming recession but rallied into the fiscal year end as investors continued to rotate into the sector. The energy sector’s weight within the S&P 500 Index rose to above 5% for the first time since 2019 as investors sought inflation protection, rotated to a value bias from growth bias, and saw the Russia and Ukraine conflict bring energy security into focus. Potential concerns around a recession were offset by a tightening global energy supply as demand rebounds post-COVID. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future, a dynamic that presents higher, but perhaps more volatile prices as seen in 2022.

The global energy markets were dynamic throughout 2022. Organization of the Petroleum Exporting Countries+ (OPEC+) production continually undershot pledged production due to prolonged oil and gas underinvestment and rapidly shut-in production in 2020. The lack of supply coming to market complicates assessments over the actual amount of OPEC spare capacity. Spare capacity is critical as it guards against prices rapidly rising should a market exogenous event occur. In early October, the crude oil market tightened as OPEC+ responded to softening economic conditions in the Organization for Economic Cooperation and Development (OECD), namely Europe, by cutting production 2 million barrels per day (mm b/d). Separately, sanctions around exports of Russian energy took effect at the end of 2022 and are expected to increase in 2023 driven by an embargo of Russian crude oil above the price cap of $60. While Russian crude oil was more resilient than expected in 2022, volumes are projected to decline and/or face longer transit times to their end market. Given these disruptions, the focus remains on the supply side of the equation. On the demand side, global inventories continued to be drawn upon and are well below their 5-year averages. The scarcity of commodities comes at a time when global demand should be boosted by China re-opening from COVID lockdowns in 2023. Chinese demand growth is expected to build throughout the year.

2022 was the eighth consecutive year of underinvestment in oil and gas. With supply sources more finite there is a renewed opportunity for short-cycle North American energy. In 2022, U.S. oil production crossed 12 mm b/d, a level not seen since April 2020. For 2023, the Energy Information Agency (EIA) forecasts that production will increase 0.3 mm b/d to 12.6 mm b/d, up from 12.3 mm b/d at the end of 2022. While production is projected to increase year-over-year, the change is notably lower than previously thought. Rising capital intensity for U.S. shale including inflationary materials and service costs has operators messaging 10-20% year over year inflation. The Permian basin, America’s biggest oil field, is expected to be the primary driver of production growth with major integrated energy companies expected to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents an enormous long-term opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. In 2023, we expect Russian exports of energy to further shrink. With energy security a higher priority and low natural gas inventories, Europe has been increasingly importing U.S. LNG. The U.S. LNG market, while young, grew from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters contracted almost 6 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties. The market awaits several Final Investment Decisions (FIDs) in 2023 which would put the U.S. on track to roughly double LNG export capacity by end of the decade. We expect a more mixed setup for natural gas in 2023, as supply outpaces demand and unseasonably warm weather lessened gas demand for Europe and North America. One short-term positive is the expected restart of Freeport LNG, which has been offline since the second half of 2022.

The midstream energy sector returned 28.8% for the period. Investor sentiment rounded with positive retail flows coupled with companies buying back stock in the open market. Beyond the constructive technical setup, we believe midstream serves as a hedge to many current risks investors face. The midstream sector’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment, and improved free cash flow should support outperformance on a relative basis.

Recession concerns weighed on investor psyche the second half of the fiscal year. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during the 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008, and 2020. 2022 earnings exceeded expectations with energy the one part of the market where earnings grew at an accelerated rate.

(unaudited)

2	Tortoise

2022 Annual Report | November 30, 2022

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through Q3. The other use of capital has been mergers and acquisitions (M&A). There were several accretive bolt-on acquisitions of private assets completed by larger energy infrastructure companies. These assets largely were complementary to existing assets, allowing operators to control energy volumes across more midstream activities.

With inflation surging to 40-year highs in 2022, midstream provided investors inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines often include an inflation escalator aligned with the Producer Price Index (PPI). Federal Energy Regulatory Commission (FERC) indexing could be a material driver of cash flows with rates potentially increasing over 13% next summer on top of an 8.7% increase that went into effect July 1, 2022.

Interest rates rose significantly in 2022 as the Federal Reserve took a more hawkish approach and started raising the Fed Funds rate. Historically, midstream energy displays strong historical returns in rising rate environments. In the 15 time periods of rising rates since 2001, midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned an average return of 7.7%, compared to a S&P 500 average return of 6.1%, and bond return of -2.4% represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

With energy supply short and energy security concerns emerging globally, investors are reminded how critical energy infrastructure is to daily life. Even before the Ukraine conflict, U.S. LNG cargoes were rapidly replenishing Europe’s low gas storage levels via LNG tankers. LPGs (liquid petroleum gases) were being exported to India and China, where demand is driven by global population growth and improvements in living standards. Whether it’s LNG, liquefied petroleum gas (LPG), or crude oil, U.S. energy infrastructure companies have signed long-term contracts and have been exporting energy all around the world.

On the regulatory front, it was another year of mixed news flow. In August, the passage of the IRA was intended to benefit the entire energy value chain and provide energy infrastructure significant decarbonization opportunities. The IRA provides incentives for three energy infrastructure decarbonization opportunities, specifically a carbon capture and sequestration 45Q tax credit, a hydrogen production tax credit, and support for renewable natural gas. Following the passage of the IRA, Senator Manchin aimed to reform infrastructure permitting through the proposed Energy Independence and Security Act of 2022. Passage ultimately failed but could be revisited in 2023. Permitting reform is needed. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the one major pipeline which continues to be under construction is the Mountain Valley Pipeline (MVP) and during the first half of 2022, the U.S. Court of Appeals for the Fourth Circuit overturned federal approval of a key forest-crossing permit.

Demand for low-cost U.S. natural gas creates a need for additional natural gas pipelines and LNG export terminals. Seeing the setback with MVP, companies are doing what they can to avoid the red-tape that comes with building new pipelines. For example, one company announced that its pipeline expansion will increase the mainline capacity from 2 Bcf/d to 2.5 Bcf/d through the planned installation of three new compressor stations. Adding compression stations, for example, can avoid some of the exhaustive permitting process affiliated with building new pipelines.

Sustainable infrastructure

The year was volatile due to mixed developments at the macro and sector levels. At a high level, inflation, sharply rising interest rates, political uncertainty in several countries, China COVID policies, decelerating economic growth, and no end in sight to the war in Ukraine were powerful headwinds.

At the sector level, uncertainties surrounding incentives legislation in the US, windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs all created volatility throughout the year.

In that context, cyclical (including autos) and tech sectors underperformed the market. However, despite these difficult circumstances, the renewables sector demonstrated its secular growth resilience outperforming the broader market. US utilities outperformed their European counterparts, while the utilities sector as a whole beat the broader market.

Towards the end of the period, the Federal Reserve chairman’s somewhat dovish comments supported equity markets to the close of the period.

The following major developments affecting the sustainable infrastructure and energy transition sector during the year are worth mentioning.

Inflation Reduction Act: The U.S. administration’s Inflation Reduction Act, which was passed during the year, contains most of the clean energy measures in the now defunct Build Back Better Act, and includes even more domestic manufacturing incentives than we expected. The $369 billion bill extends and upgrades various tax credits for technologies such as wind and solar, while introducing new tax credits and incentives for emergent technologies such as green hydrogen and standalone battery storage which should materially help accelerate deployment timelines. The manufacturing credits provided by the IRA should also accelerate and expand the onshoring of many cleantech value chains, from renewables and storage to autos and materials. In our view, it is a game changer for the entire energy transition and renewables value chain as it gives 10-year visibility to the space.

We expect the IRA to add to an inflection point in U.S. electricity demand, and demand for decarbonised electricity, delivering a growth phase for a sector that has seen limited demand growth for over a decade. We expect renewables developers to start announcing numerous new projects and to enhance the value of existing projects by taking advantage of more attractive incentives. We also foresee many more equipment manufacturing plants to be built in the US. We believe the positive impacts of the IRA aren’t yet

(unaudited)

Tortoise	3

fully baked into market expectations. We expect many of the impacts of the IRA will move from drawing boards to revenues and earnings impacts starting in 2024, as new factories and operating assets start to come online.

Government Intervention: Across Europe and for most of the year, uncertainty on potential government intervention weighed on the sector. Many of these concerns surrounded windfall taxes, a form of government intervention which confiscate a portion of profits companies gain due to the pervasive higher power price environment. These confiscated profits are then redistributed to support consumers facing unbearably high energy prices.

Upon the close of the period, we finally gained much more clarity on power prices and windfall taxes in Europe (UK, Italy and Germany) with a better outcome than feared for the majority of countries. This clarity will provide higher forward-looking visibility and stability.

Energy Security: During the year, the Ukraine war escalated both militarily and in terms of gas supply volatility from Russia into Europe, which drove gas prices to new highs. There is still a risk to Winter 2023 gas supply and significant risk of further military escalation. The consequences of these impacts are primarily being felt in the EU Zone economy, but have a ripple effect beyond Europe, as manufacturing costs, forward activity, and concerns about access to energy-intensive materials become more acute.

Waste transition

The year in review included several significant governmental and corporate actions to promote sustainability efforts in the U.S. The most influential event was the passage of the Inflation Reduction Act of 2022. The Act contains an array of economic incentives to support the construction of new waste conversion facilities to produce renewable natural gas, renewable diesel, and sustainable aviation fuel. Notably, the investment tax credits now available for biogas facilities such as anaerobic digesters, and the provision for multi-year fuel credits for facilities that produce renewable diesel and sustainable aviation fuel, are expected to spur the development and construction of many new facilities in the sector.

Also at the federal level, the U.S. EPA updated its “set” rules for the Renewable Fuel Standard program, which encourages the displacement of fossil fuels with renewable fuels. To promote stability, the EPA set rules for a three-year period from 2023 through 2025, requiring continued growth of renewable fuels as a percentage of the overall transportation fuel mix, from 11.92% in 2023, to 12.55% in 2024, and to 13.05% in 2025. In a major new development, the EPA also proposed e-RINs to provide credits in connection with electric vehicles powered by electricity generated from biogas or biofuels.

At the state level, the California Air Resources Board, known as CARB, held public workshops to discuss potential modifications to its Low Carbon Fuel Standard program. The LCFS program provides economic benefit for facilities that produce biogas or biofuels for use as transportation fuels in California. The current LCFS targets a reduction in greenhouse gas emissions of 20% by 2030, whereas the recent workshops have discussed increasing the target to 25%, 30%, or 35%. Any increase in the emission-reduction targets should have a positive impact on LCFS fuel credit pricing.

Separately, in the waste-to-value sector, the driving force toward a more circular economy is from corporations seeking to reduce the Scope3 greenhouse gas emissions of their value-chain suppliers and partners. The corporate support generally involves entering into purchase contracts with recycling facilities to improve the recycled content of packaging, reduce transportation emissions, and/or reduce overall carbon intensity. These multi-year purchase contracts are expected to provide meaningful support for sustainability and recycling efforts in 2023 and beyond and are expected to encourage the construction of new facilities to support the production required by the purchase contracts.

Concluding thoughts

With continued positive trends for the energy sector, we stand by our positive long-term outlook for the sector. With the help of the IRA, we are encouraged and hope for improved performance of sustainable infrastructure and climate action investments heading into 2023.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

4	Tortoise

2022 Annual Report | November 30, 2022

Tortoise

Energy Infrastructure Corp. (TYG)

Fund description

Tortoise Energy Infrastructure Corp. (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities in energy infrastructure companies. The fund is positioned to benefit from growing energy demand and accelerated efforts to reduce global CO2 emissions in energy production. Energy infrastructure companies generate, transport and distribute electricity, as well as process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil.

Fund performance

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through the Q3. The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 33.8% and 27.8%, respectively. The Tortoise MLP Index® returned 41.0% during the same period.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$2.8400
Distributions paid per share (4th quarter 2022)	$0.7100
Distribution rate (as of 11/30/2022)	8.5%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	57.8%
Cumulative distributions paid per share to stockholders Since inception in February 2004	$41.0075(1)
Market-based total return	33.8%
NAV-based total return	27.8%
Premium (discount) to NAV (as of 11/30/2022)	(14.9)%

(1)	Distribution per share is unadjusted for the impact of reverse stock split.

Key asset performance drivers

Top five contributors	Company type
Williams Companies Inc.	Natural gas pipeline
Targa Resources Corp.	Natural gas pipeline
Energy Transfer LP	Natural gas pipeline
Western Midstream Partners LP	Gathering & processing
Cheniere Energy Inc.	Natural gas pipeline
Bottom five contributors	Company type
Atlantica Sustainable Infrastructure PLC	Power
ESS Tech Inc	Other
NextEra Energy Partners LP	Diversified infrastructure
Ameren Corporation	Power
NextDecade Corporation	Natural gas pipeline

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	5

Tortoise

Energy Infrastructure Corp. (TYG) (continued)

Value of $10,000 vs. Tortoise Energy Infrastructure Fund – Market (unaudited)
From November 30, 2012 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	6-Month	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Infrastructure Fund – NAV	4.49%	27.84%	-11.39%	-8.77%	-4.97%	2.68%
Tortoise Energy Infrastructure Fund – Market	3.33%	33.82%	-15.22%	-13.03%	-7.26%	1.57%
Tortoise MLP Index®	7.03%	41.02%	14.91%	7.14%	3.86%	8.65%
Tortoise Decarbonization Infrastructure IndexSM(2)	-4.41%	N/A	N/A	N/A	N/A	N/A

(1)	Inception date of the Fund was Februrary 25, 2004.
(2)	The Tortoise Decarbonization Infrastructure Index was added to reflect the inclusion of a broader scope of energy infrastructure equities including midstream, utilities, and renewables in TYG effective November 30, 2021.

Fund structure and distribution policy

The fund is structured as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization increased $3.0 million during the six months ended Q4 2022, compared to the six months ended Q2 2022, and represented 23.7% of total assets at November 30, 2022. At year-end, the fund was in compliance with applicable coverage ratios, 79.3% of the leverage cost was fixed, the weighted-average maturity was 2.3 years and the weighted-average annual rate on leverage was 3.93%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage and swaps mature or are redeemed. During the six month period ended November 30, 2022, $4.2 million of Senior Notes were paid in full upon maturity.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the fund's leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

6	Tortoise

2022 Annual Report | November 30, 2022

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021		2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$4,353	$5,368	$8,469	$8,469	$8,469	$8,045
Distributions paid on common stock per share(2)	0.3650	0.4500	0.7100	0.7100	0.7100	0.7100
Total assets, end of period(3)	561,375	574,704	612,536	640,253	638,068	623,319
Average total assets during period(3)(4)	582,672	576,441	589,709	626,150	621,364	607,430
Leverage(5)	140,293	135,393	146,087	144,987	144,587	147,993
Leverage as a percent of total assets	25.0%	23.6%	23.8%	22.6%	22.7%	23.7%
Operating expenses before leverage costs and current taxes(6)	1.05%	1.10%	1.11%	1.07%	1.05%	1.16%
Net unrealized appreciation (depreciation),end of period	(351,491)	(353,085)	(311,995)	(268,736)	(270,982)	9,330
Net assets, end of period	406,085	400,044	436,770	469,005	467,109	446,618
Average net assets during period(7)	425,514	451,497	413,334	459,626	442,939	435,678
Net asset value per common share(2)	34.04	33.54	36.62	39.32	39.16	39.41
Market value per share(2)	26.81	27.27	30.25	33.84	34.14	33.54
Shares outstanding (000's)	11,928	11,928	11,928	11,928	11,928	11,332

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(6)	As a percent of total assets.
(7)	Computed by averaging daily net assets within each period.

Tortoise	7

Tortoise

Midstream Energy Fund, Inc. (NTG)

Fund description

The Tortoise Midstream Energy Fund (NTG) seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through the Q3.The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 35.0% and 34.9%, respectively. The Tortoise MLP Index® returned 41.0% during the same period.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$3.0800
Distributions paid per share (4th quarter 2022)	$0.7700
Distribution rate (as of 11/30/2022)	8.2%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	35.1%
Cumulative distributions paid per share to stockholders since inception in July 2010	$21.0400(1)
Market-based total return	35.0%
NAV-based total return	34.9%
Premium (discount) to NAV (as of 11/30/2022)	(14.7)%

(1)	Distribution per share is unadjusted for the impact of reverse stock split.

Key asset performance drivers

Top five contributors	Company type
Targa Resources Corp.	Natural gas pipeline
Williams Companies Inc.	Natural gas pipeline
Cheniere Energy Inc.	Natural gas pipeline
Kinder Morgan Inc	Natural gas pipeline
Energy Transfer LP	Natural gas pipeline
Bottom five contributors	Company type
Atlantica Sustainable Infrastructure PLC	Power
ESS Tech Inc	Other
Kinetik Holdings Inc.	Gathering and processing
NextEra Energy Partners	Diversified infrastructure
NextDecade Corporation	Natural gas pipeline

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

8	Tortoise

2022 Annual Report | November 30, 2022

Tortoise

Midstream Energy Fund, Inc. (NTG) (continued)

Value of $10,000 vs. Tortoise Midstream Energy Fund – Market (unaudited)
From November 30, 2012 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Midstream Energy Fund – NAV	34.86%	-19.67%	-15.30%	-8.32%	-5.49%
Tortoise Midstream Energy Fund – Market	34.99%	-22.12%	-17.90%	-9.92%	-7.04%
Tortoise MLP Index®	41.02%	14.91%	7.14%	3.86%	6.12%

(1)	Inception date of the Fund was July 27, 2010.

Fund structure and distribution policy

The fund is structured as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November.

Leverage

The fund’s leverage utilization decreased $4.0 million during the six months ended Q4 2022 compared to the six months ended Q2 2022, and represented 19.3% of total assets at November 30, 2022. At year-end, the fund was in compliance with applicable coverage ratios, 83.2% of the leverage cost was fixed, the weighted-average maturity was 3.7 years and the weighted-average annual rate on leverage was 3.76%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the fund's leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	9

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021		2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$2,172	$3,217	$4,345	$4,345	$4,345	$4,128
Distributions paid on common stock per share(2)	0.3850	0.5700	0.7700	0.7700	0.7700	0.7700
Total assets, end of period(3)	277,673	279,464	307,035	328,526	316,411	323,122
Average total assets during period(3)(4)	287,464	281,292	289,590	317,967	312,932	308,008
Leverage(5)	67,969	60,269	63,069	66,369	64,169	62,369
Leverage as a percent of total assets	24.5%	21.6%	20.5%	20.2%	20.3%	19.3%
Operating expenses before leverage costs and current taxes(6)	1.21%	1.25%	1.22%	1.07%	1.11%	1.29%
Net unrealized appreciation (depreciation),end of period	81,302	93,436	129,068	154,849	145,148	27,611
Net assets, end of period	202,684	200,841	231,856	250,913	240,684	237,022
Average net assets during period(7)	213,041	221,422	212,000	244,906	231,908	230,297
Net asset value per common share(2)	35.92	35.59	41.09	44.46	42.68	44.21
Market value per common share(2)	28.55	30.31	34.81	37.99	36.79	37.69
Shares outstanding (000's)	5,643	5,643	5,643	5,643	5,643	5,361

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 10 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(6)	Computed as a percent of total assets.
(7)	Computed by averaging daily net assets within each period.

10	Tortoise

2022 Annual Report | November 30, 2022

TYG Consolidated Schedule of Investments
November 30, 2022

	Principal Amount/Shares	Fair Value
Common Stock — 108.0%(1)
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Hess Midstream Partners LP	134,630	$4,204,495
Kinetik Holdings, Inc.	54,924	1,869,064
		6,073,559
Natural Gas/Natural Gas Liquids Pipelines — 48.7%(1)
United States — 48.7%(1)
Cheniere Energy, Inc.	142,849	25,050,001
Excelerate Energy, Inc.	57,737	1,637,421
Kinder Morgan, Inc.	1,443,949	27,608,305
NextDecade Corp.(2)	592,781	3,218,801
ONEOK, Inc.	676,575	45,276,399
Targa Resources Corp.	716,191	53,277,448
The Williams Companies, Inc.	1,773,712	61,547,806
		217,616,181
Renewables and Power Infrastructure — 57.9%(1)
United States — 57.9%(1)
AES Corp.	1,137,460	32,895,343
Ameren Corp.	169,722	15,159,569
American Electric Power Co., Inc.	297,212	28,770,122
Archaea Energy, Inc.(2)	316,715	8,215,587
Atlantica Sustainable Infrastructure PLC	473,463	13,209,618
Clearway Energy, Inc.	1,056,133	37,429,353
DTE Energy Co.	195,824	22,717,542
NextEra Energy, Inc.	220,954	18,714,804
NextEra Energy Partners LP	355,048	28,577,814
Sempra Energy	208,336	34,623,360
Xcel Energy, Inc.	261,797	18,383,385
		258,696,497
Total Common Stock (Cost $472,908,120)		482,386,237
Master Limited Partnerships — 25.7%(1)
Natural Gas Gathering/Processing — 3.7%(1)
United States — 3.7%(1)
Western Midstream Partners LP	583,326	16,321,461
Natural Gas/Natural Gas Liquids Pipelines — 16.4%(1)
United States — 16.4%(1)
DCP Midstream LP	501,060	19,711,700
Energy Transfer LP	2,199,381	27,580,238
Enterprise Products Partners LP	1,044,727	25,919,677
		73,211,615

Refined Product Pipelines — 5.6%(1)
United States — 5.6%(1)
Magellan Midstream Partners LP	154,476	8,140,885
MPLX LP	498,950	16,959,311
		25,100,196
Total Master Limited Partnerships (Cost $78,917,030)		114,633,272
Private Investment — 3.4%(1)
Renewables — 3.4%(1)
United States — 3.4%(1)
TK NYS Solar Holdco, LLC(3)(4)(5) (Cost $50,141,470)	N/A	15,024,741
Corporate Bond — 0.9%(1)
Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
EnLink Midstream Partners
6.000%, Perpetual (Cost $5,074,215)	5,100,000	4,201,838
Preferred Stock — 0.8%(1)
Renewable and Power Infrastructure — 0.8%(1)
United States — 0.8%(1)
NextEra Energy, Inc. (Cost $3,499,978)	72,016	3,626,006
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 3.727%(6) (Cost $301,685)	301,685	301,685
Total Investments — 138.9%(1) (Cost $610,842,498)		620,173,779
Liabilities in Excess of Other Assets — (5.7)%(1)		(25,563,191)
Senior Notes — (18.3)%(1)		(81,632,000)
Line of Credit — (6.9)%(1)		(30,700,000)
Mandatory Redeemable Preferred Stock at Liquidation Value — (8.0)%(1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$446,617,978

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $15,024,741 which represents 3.4% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund. See Note 7 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

Tortoise	11

NTG Schedule of Investments
November 30, 2022

	Principal Amount/Shares	Fair Value
Common Stock — 105.6%(1)
Crude Oil Pipelines — 17.1%(1)
Canada — 12.0%(1)
Enbridge, Inc.	331,589	$13,691,310
Pembina Pipeline Corp.	402,120	14,669,337
		28,360,647
United States — 5.1%(1)
Plains GP Holdings LP	916,535	12,125,758
Natural Gas/Natural Gas Liquids Pipelines — 71.4%(1)
Canada — 2.4%(1)
TC Energy Corp.	128,700	5,724,576
United States — 69.0%(1)
Cheniere Energy, Inc.	114,752	20,122,911
DT Midstream, Inc.	232,443	14,023,286
Excelerate Energy, Inc.	29,332	831,855
Kinder Morgan, Inc.	1,550,051	29,636,975
NextDecade Corp.(2)	290,106	1,575,276
ONEOK, Inc.	412,652	27,614,672
Targa Resources Corp.	470,733	35,017,828
The Williams Companies, Inc.	998,338	34,642,328
		163,465,131
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Hess Midstream Partners LP	105,729	3,301,917
Kinetik Holdings, Inc.	27,692	942,359
		4,244,276
Renewables and Power Infrastructure — 15.3%(1)
United States — 15.3%(1)
Archaea Energy, Inc.(2)	143,839	3,731,184
Atlantica Sustainable Infrastructure Plc	222,743	6,214,530
Clearway Energy, Inc.	372,796	13,211,890
NextEra Energy Partners LP	163,701	13,176,293
		36,333,897
Total Common Stock (Cost $238,940,321)		250,254,285
Master Limited Partnerships — 23.1%(1)
Natural Gas Gathering/Processing — 4.2%(1)
United States — 4.2%(1)
Crestwood Equity Partners LP	103,306	3,059,924
Western Midstream Partners LP	247,149	6,915,229
		9,975,153
Natural Gas/Natural Gas Liquids Pipelines — 14.7%(1)
United States — 14.7%(1)
DCP Midstream LP	206,842	8,137,164
Energy Transfer LP	1,072,148	13,444,736
Enterprise Products Partners LP	539,597	13,387,402
		34,969,302

Refined Product Pipelines — 4.2%(1)
United States — 4.2%(1)
Magellan Midstream Partners LP	50,825	2,678,478
MPLX LP	211,896	7,202,345
		9,880,823
Total Master Limited Partnerships (Cost $38,004,754)		54,825,278
Preferred Stock — 0.8%(1)
Renewable and Power Infrastructure — 0.8%(1)
United States — 0.8%(1)
NextEra Energy, Inc. (Cost $1,900,017)	39,095	1,968,433
Corporate Bond — 1.2%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
EnLink Midstream Partners
6.000%, Perpetual (Cost $3,382,752)	3,400,000	2,801,226
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 3.664%(3) (Cost $236,040)	236,040	236,040
Total Investments — 130.8%(1) (Cost $282,463,884)(1)		310,085,262
Liabilities in Excess of Other Assets — (4.5)%(1)		(10,694,981)
Credit Facility Borrowings — (4.4)%(1)		(10,500,000)
Senior Notes — (13.6)%(1)		(32,149,733)
Mandatory Redeemable Preferred Stock at Liquidation Value — (8.3)%(1)		(19,718,925)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$237,021,623

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

12	Tortoise

2022 Annual Report | November 30, 2022

Statements of Assets & Liabilities
November 30, 2022

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$605,149,038	$310,085,262
Investments in affiliated securities at fair value(3)	15,024,741	—
Receivable for investments sold	1,655,992	12,119,141
Dividends, distributions and interest receivable from investments	1,168,525	758,200
Prepaid expenses and other assets	320,364	159,015
Total assets	623,318,660	323,121,618
Liabilities
Payable to Adviser	734,720	383,399
Payable for investments purchased	1,660,395	12,127,221
Accrued expenses and other liabilities	1,982,951	852,368
Current tax liability	24,485,037	10,448,172
Credit facility borrowings	30,700,000	10,500,000
Senior notes, net(4)	81,559,100	32,097,171
Mandatory redeemable preferred stock, net(5)	35,578,479	19,691,664
Total liabilities	176,700,682	86,099,995
Net assets applicable to common stockholders	$446,617,978	$237,021,623
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$11,332	$5,361
Additional paid-in capital	610,816,966	673,576,267
Total accumulated losses	(164,210,320)	(436,560,005)
Net assets applicable to common stockholders	$446,617,978	$237,021,623
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	11,331,508	5,360,842
Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$39.41	$44.21
(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure)
(2) Investments in unaffiliated securities at cost	$560,701,028	$282,463,884
(3) Investments in affiliated securities at cost	$50,141,470	$—
(4) Deferred debt issuance and offering costs	$72,900	$52,562
(5) Deferred offering costs	$82,131	$27,261

See accompanying Notes to Financial Statements.

Tortoise	13

Statements of Operations
For the year ended November 30, 2022

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Investment Income
Distributions from master limited partnerships	$10,094,100	$4,938,914
Dividends and distributions from common stock	16,205,582	10,731,399
Dividends and distributions from preferred stock	331,213	236,772
Dividends and distributions from affiliated investments	340,000	—
Less return of capital on distributions(2)	(14,818,887)	(9,487,692)
Less foreign taxes withheld	—	(281,534)
Net dividends and distributions from investments	12,152,008	6,137,859
Interest income	970,150	636,658
Other income	—	14,063
Total Investment Income	13,122,158	6,788,580
Operating Expenses
Advisory fees	5,492,016	2,782,053
Administrator fees	255,802	135,254
Professional fees	341,691	199,126
Directors fees	81,524	122,473
Stockholder communication expenses	43,817	14,080
Custodian fees and expenses	33,896	21,071
Fund accounting fees	66,024	50,589
Registration fees	—	29,840
Stock transfer agent fees	128,356	128,356
Other operating expenses	114,305	49,262
Total Operating Expenses	6,557,431	3,532,104
Leverage Expenses
Interest expense	3,699,680	1,355,365
Distributions to mandatory redeemable preferred stockholders	1,230,692	705,978
Amortization of debt issuance costs	60,466	25,077
Other leverage expenses	182,762	152,717
Total Leverage Expenses	5,173,600	2,239,137
Total Expenses	11,731,031	5,771,241
Net Expenses	11,731,031	5,771,241
Net Investment Income (Loss), before Income Taxes	1,391,127	1,017,339
Deferred tax benefit (expense)	—	—
Net Investment Income (Loss)	$1,391,127	$1,017,339
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	$121,820,003	$81,318,578
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(1,554)
Net realized gain, before income taxes	121,820,003	81,317,024
Current tax expense	(8,864,115)	(4,679,689)
Income tax expense, net	(8,864,115)	(4,679,689)
Net realized gain (loss)	112,955,888	76,637,335
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	(9,245,332)	(11,920,260)
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	(1,838,960)	—
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	(1,126)	(10,323)
Net unrealized appreciation (depreciation)	(11,085,418)	(11,930,583)
Net Realized and Unrealized Gain (Loss)	101,870,470	64,706,752
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$103,261,597	$65,724,091

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

14	Tortoise

2022 Annual Report | November 30, 2022

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)		Tortoise Midstream Energy Fund, Inc.
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021
Operations
Net investment income (loss)	$1,391,127	$(5,428,479)	$1,017,339	$(2,341,930)
Net realized gain (loss)	112,955,888	3,995,539	76,637,335	(10,965,235)
Net unrealized appreciation (depreciation)	(11,085,418)	114,501,145	(11,930,583)	78,473,655
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	103,261,597	113,068,205	65,724,091	65,166,490
Distributions to Common Stockholders
From distributable earnings	—	—	—	—
From return of capital	(33,451,804)	(17,534,017)	(17,163,158)	(9,282,720)
Total distributions to common stockholders	(33,451,804)	(17,534,017)	(17,163,158)	(9,282,720)
Capital Stock Transactions
Cost of shares repurchased and retired through tender offer (See Note 14)	(23,235,549)	—	(12,380,698)	—
Repurchases of common stock	—	(6,888,558)	—	(4,449,789)
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	(23,235,549)	(6,888,558)	(12,380,698)	(4,449,789)
Total increase (decrease) in net assets applicable to common stockholders	46,574,244	88,645,630	36,180,235	51,433,981
Net Assets
Beginning of period	400,043,734	311,398,104	200,841,388	149,407,407
End of period	$446,617,978	$400,043,734	$237,021,623	$200,841,388
Transactions in common shares
Shares outstanding at beginning of period	11,927,903	12,249,839	5,642,991	5,845,517
Shares repurchased (See Note 14)	(596,395)	(321,936)	(282,149)	(202,526)
Shares outstanding at end of period	11,331,508	11,927,903	5,360,842	5,642,991

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

Tortoise	15

Statements of Cash Flows
For the year ended November 30, 2022

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$27,181,528	$15,472,555
Purchases of long-term investments	(452,157,055)	(212,881,079)
Proceeds from sales of long-term investments	491,733,391	235,138,584
Sales (purchases) of short-term investments, net	181,374	176,430
Interest received on securities sold, net	147,541	99,417
Interest expense paid	(3,659,540)	(1,051,982)
Distributions to mandatory redeemable preferred stockholders	(1,268,089)	(597,832)
Other leverage expenses paid	(131,668)	(63,442)
Net income tax refunds received (income taxes paid)	(10,988,797)	(5,134,627)
Operating expenses paid	(6,862,885)	(3,633,149)
Net cash provided by (used in) operating activities	44,175,800	27,524,875
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	11,500,000	(30,400,000)
Issuance of mandatory redeemable preferred stock	20,000,000	7,500,000
Redemption of mandatory redeemable preferred stock	(16,639,390)	—
Issuance of senior notes	10,000,000	25,000,000
Repayment of senior notes	(12,261,333)	—
Debt issuance costs	(87,724)	(81,019)
Cost of shares repurchased and retired through tender offer	(23,235,549)	(12,380,698)
Distributions paid to common stockholders	(33,451,804)	(17,163,158)
Net cash provided by (used in) financing activities	(44,175,800)	(27,524,875)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

16	Tortoise

2022 Annual Report | November 30, 2022

Statements of Cash Flows (continued)
For the year ended November 30, 2022

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Midstream Energy Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$103,261,597	$65,724,091
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(444,552,466)	(218,564,716)
Proceeds from sales of long-term investments	486,161,391	241,877,714
Sales (purchases) of short-term investments, net	181,374	176,430
Return of capital on distributions received	14,818,887	9,487,692
Net unrealized (appreciation) depreciation	11,085,418	11,930,583
Amortization (accretion) of market premium (discount), net	(638,114)	(426,756)
Net realized loss	(121,820,003)	(81,317,024)
Amortization of debt issuance costs	60,466	25,077
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	25,152	(263,481)
(Increase) decrease in receivable for investments sold	5,572,000	(6,739,130)
(Increase) decrease in prepaid expenses and other assets	551,012	185,785
Increase (decrease) in payable for investments purchased	(7,604,589)	5,683,637
Increase (decrease) in payable to Adviser, net of fees waived	(171,238)	(78,770)
Decrease in current tax liability	(2,559,660)	(607,105)
Increase (decrease) in accrued expenses and other liabilities	(195,427)	430,848
Total adjustments	(59,085,797)	(38,199,216)
Net cash provided by (used in) operating activities	$44,175,800	$27,524,875

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

Tortoise	17

TYG Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$33.54	$25.42	$69.24	$94.00	$95.72
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.12	(0.45)	(0.44)	(1.20)	(1.96)
Net realized and unrealized gain (loss)(1)	8.59	10.04	(41.20)	(13.08)	10.36
Total income (loss) from investment operations	8.71	9.59	(41.64)	(14.28)	8.40
Distributions to Common Stockholders
Net investment income	—	—	—	—	—
From return of capital	(2.84)	(1.47)	(2.18)	(10.48)	(10.48)
Total distributions to common stockholders	(2.84)	(1.47)	(2.18)	(10.48)	(10.48)
Capital Stock Transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	(0.00)	0.36
Net Asset Value, end of period	$39.41	$33.54	$25.42	$69.24	$94.00
Per common share market value, end of period	$33.54	$27.27	$19.16	$67.28	$90.36
Total investment return based on market value(5)	33.82%	50.27%	(69.69)%	(15.46)%	(3.42)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,end of period (000's)	$446,618	$400,044	$311,398	$930,286	$1,260,300
Average net assets (000's)	$438,035	$403,236	$473,041	$1,203,943	$1,388,683
Ratio of Expenses to Average Net Assets
Advisory fees	1.25%	1.18%	1.54%	1.62%	1.58%
Other operating expenses	0.25	0.29	0.27	0.14	0.13
Total operating expenses, before fee waiver	1.50	1.47	1.81	1.76	1.71
Fee waiver(6)	—	—	—	(0.00)	(0.04)
Total operating expenses	1.50	1.47	1.81	1.76	1.67
Leverage expenses	1.18	1.32	3.48	2.15	1.87
Income tax expense (benefit)(7)	2.02	9.06	(22.97)	(5.49)	(11.02)
Total expenses	4.70%	11.85%	(17.68)%	(1.58)%	(7.48)%

See accompanying Notes to Financial Statements.

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2022 Annual Report | November 30, 2022

TYG Financial Highlights (continued)

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Ratio of net investment loss to average net assets before fee waiver	0.32%	(1.35)%	(2.80)%	(1.33)%	(1.89)%
Ratio of net investment loss to average net assets after fee waiver	0.32%	(1.35)%	(2.80)%	(1.33)%	(1.85)%
Portfolio turnover rate	73.84%	65.30%	36.79%	26.35%	17.96%
Credit facility borrowings, end of period (000's)	$30,700	$19,200	$13,200	$93,900	$107,100
Senior notes, end of period (000's)	$81,632	$83,893	$87,927	$365,000	$380,000
Preferred stock, end of period (000's)	$35,661	$32,300	$32,300	$165,000	$165,000
Per common share amount of senior notes outstanding, end of period	$7.20	$7.03	$7.18	$27.17	$28.34
Per common share amount of net assets, excluding senior notes, end of period	$46.61	$40.57	$32.60	$96.41	$122.34
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(8)	$5,293	$5,194	$4,399	$3,387	$3,926
Asset coverage ratio of senior notes and credit facility borrowings(8)	529%	519%	440%	339%	393%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(9)	$40	$40	$33	$25	$29
Asset coverage ratio of preferred stock(9)	402%	395%	333%	249%	293%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.40 per share, less the underwriting and offering costs of $0.04 per share, for the year ended November 30, 2018.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Less than 0.01% for the years ended November 30, 2019.
(7)	For the year ended November 30, 2022, TYG incurred $8,864,115 of current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	19

NTG Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$35.59	$25.56	$105.60	$144.80	$159.60
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.18	(0.41)	(0.30)	(2.80)	(4.30)
Net realized and unrealized gain (loss)(3)	11.52	12.09	(76.77)	(19.50)	13.60
Total income (loss) from investment operations	11.70	11.68	(77.07)	(22.30)	9.30
Distributions to Common Stockholders
Net investment income	—	—	—	—	—
From return of capital	(3.08)	(1.65)	(2.97)	(16.90)	(16.90)
Total distributions to common stockholders	(3.08)	(1.65)	(2.97)	(16.90)	(16.90)
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	(7.20)
Net Asset Value, end of period	$44.21	$35.59	$25.56	$105.60	$144.80
Per common share market value, end of period	$37.69	$30.31	$19.46	$98.80	$137.20
Total investment return based on market value(5)	34.99%	64.86%	(78.77)%	(17.63)%	(4.10)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$237,022	$200,841	$149,407	$667,708	$915,033
Average net assets (000's)	$229,874	$200,484	$289,147	$871,496	$887,014
Ratio of Expenses to Average Net Assets
Advisory fees	1.21%	1.28%	1.61%	1.59%	1.54%
Other operating expenses	0.33	0.37	0.33	0.14	0.15
Total operating expenses, before fee waiver	1.54	1.65	1.94	1.73	1.69
Fee waiver	—	—	—	(0.03)	(0.09)
Total operating expenses	1.54	1.65	1.94	1.70	1.60
Leverage expenses	0.98	0.84	4.43	2.34	1.98
Income tax expense (benefit)(6)	2.04	8.82	2.19	(4.80)	(6.09)
Total expenses	4.56%	11.31%	8.56%	(0.76)%	(2.51)%

See accompanying Notes to Financial Statements.

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2022 Annual Report | November 30, 2022

NTG Financial Highlights (continued)

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Ratio of net investment loss to average
net assets before fee waiver	0.44%	(1.17)%	(3.11)%	(2.05)%	(2.65)%
Ratio of net investment loss to average net assets after fee waiver	0.44%	(1.17)%	(3.11)%	(2.02)%	(2.56)%
Portfolio turnover rate	72.67%	58.40%	38.08%	29.21%	13.67%
Credit facility borrowings, end of period (000's)	$10,500	$40,900	$40,000	$53,600	$73,100
Senior notes, end of period (000's)	$32,150	$7,150	$15,321	$277,000	$312,000
Preferred stock, end of period (000's)	$19,719	$12,219	$12,700	$132,000	$132,000
Per common share amount of senior notes outstanding, end of period	$6.00	$1.27	$2.62	$43.82	$49.36
Per common share amount of net assets, excluding senior notes, end of period	$50.21	$36.86	$28.18	$149.42	$194.17
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$7,020	$5,434	$3,930	$3,419	$3,719
Asset coverage ratio of senior notes and credit facility borrowings(7)	702%	543%	393%	342%	372%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(8)	$120	$108	$80	$61	$69
Asset coverage ratio of preferred stock(8)	480%	433%	320%	244%	277%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $5.50, plus the underwriting and offering costs of $1.69 per share for the year ended November 30, 2018.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	For the year ended November 30, 2022, NTG incurred $4,679,689 of current tax expense. For the year ended November 30, 2021, NTG accrued $17,691,276 for current income tax expense. For the year ended November 30, 2020, NTG accrued $27,892,485 for net deferred income tax benefit and $34,222,098 for current tax expense. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	21

Notes to Financial Statements
November 30, 2022

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”) and Tortoise Midstream Energy Fund, Inc. (“NTG”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG and NTG has a primary investment objective to seek a high level of total return with an emphasis on current distributions.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2022. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$482,386,237	$—	$—	$482,386,237
Master Limited Partnerships(a)	114,633,272	—	—	114,633,272
Private Investment(a)	—	—	15,024,741	15,024,741
Corporate Bonds(a)	—	4,201,838	—	4,201,838
Preferred Stock(a)	3,626,006	—	—	3,626,006
Short-Term Investment(b)	301,685	—	—	301,685
Total Assets	$600,947,200	$4,201,838	$15,024,741	$620,173,779

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$250,254,285	$—	$—	$250,254,285
Master Limited Partnerships(a)	54,825,278	—	—	54,825,278
Preferred Stock(a)	1,968,433	—	—	1,968,433
Corporate Bonds(a)	—	2,801,226	—	2,801,226
Short-Term Investment(b)	236,040	—	—	236,040
Total Assets	$307,284,036	$2,801,226	$—	$310,085,262

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

Tortoise	23

Notes to Financial Statements (continued)

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2022:

Preferred Stock	TYG	NTG
Balance — beginning of period	$13,302,893	$9,511,892
Purchases	—	—
Return of capital	—	—
Sales	(11,978,547)	(8,565,006)
Total realized gain/(loss)	1,551,203	1,109,202
Change in unrealized gain/(loss)	(2,875,549)	(2,056,088)
Balance — end of period	$—	$—

Private Investments	TYG	NTG
Balance — beginning of period	$17,203,701	$—
Purchases	—	—
Return of capital	(340,000)	—
Sales	—	—
Total realized gain/(loss)	—	—
Change in unrealized gain/(loss)	(1,838,960)	—
Balance — end of period	$15,024,741	$—

	TYG	NTG
Change in unrealized gain/loss on investments still held at November 30, 2022	$(1,838,960)	$—

TYG wholly-owns private investments in TK NYS Solar Holdco, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2022:

Assets at Fair Value	TYG	NTG
Private Investments	$15,024,741	$—

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.75%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	7.25%
24	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2021, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2020 through November 30, 2021 based on the 2021 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TYG	85%	83%	$(897,180)
NTG	87%	85%	$(416,935)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

Each of TYG and NTG, was previously taxed and, as such, was obligated to pay federal and state income tax on its taxable income. Beginning with the fiscal year ending November 30, 2022, TYG and NTG qualified for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). As a RIC, TYG and NTG must satisfy income, asset diversification and minimum distribution requirements. As long as it so qualifies, TYG and NTG will not be subject to U.S. federal income tax. TYG and NTG intend to distribute at least annually substantially all of its income and gains. Undistributed income and gains are subject to a 4% U.S. federal excise tax unless sufficient distributions have been made to satisfy the excise tax avoidance requirement.

As of November 30, 2022, TYG and NTG had uncertain tax positions that did not meet the “more likely than not” threshold relating to a conversion transaction in which an additional tax liability could be incurred. Included in the Statement of Assets & Liabilities is the additional tax liability and the Statement of Operations includes the additions to the liability for the period. Consistent with the Funds policy, TYG and NTG have recognized accrued penalties and interest related to uncertain tax positions as part of current tax expense. Penalties and interest for TYG and NTG included in the amounts below are $1,808,763 and $777,903 respectively.

	TYG	NTG
Balance at December 1, 2021	$20,359,817	$9,176,626
Additions based on tax positions related to FYE 11/30/2021	4,201,489	1,386,563
Balance at November 30, 2022	24,561,306	10,563,189

The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG and NTG — November 30, 2019 through 2022

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TYG and NTG each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TYG and NTG each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Tortoise	25

Notes to Financial Statements (continued)

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Distributions to stockholders for the year ended November 30, 2022 were characterized as follows:

	TYG		NTG
	Common	Preferred	Common	Preferred
Qualified dividend income	—	17%	—	26%
Ordinary dividend income	—	—	—	—
Return of capital	100%	83%	100%	74%
Long-term capital gain	—	—	—	—

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

For TYG, $87,724 in debt issuance costs were recorded for the period. For NTG, $81,019 in debt issuance costs were recorded for the period.

H. Derivative Financial Instruments

The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and NTG may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications

Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The original guidance and the scope clarification become effective upon issuance in March 2020 and January 2021, respectively. However, the guidance in ASC 848 is temporary in nature and generally cannot be applied to contract modifications that occur after December 31, 2024 or hedging relationships entered into or evaluated after that date. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU is effective.

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposed limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds were required to comply with Rule 18f-4 by August 19, 2022.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with the rules by September 8, 2022.

The FASB issued final guidance (ASU No. 2022-08) to clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered when measuring fair value. Recognizing a contractual restriction on the sale of an equity security as a separate unit of account is not permitted. The guidance applies to all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. Entities that hold equity securities subject to contractual sale restrictions are required to make additional disclosures. The guidance will be applied prospectively, with special transition provisions for entities that qualify as investment companies under ASC 946. For public business entities, the guidance is effective for fiscal years beginning after 15 December 2023, and interim periods within those fiscal years. Management is currently assessing the potential impact of the new guidance on the Funds’ financial statements.

3. Risks and Uncertainties

TYG and NTG concentrate their investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

The World Health Organization declared the COVID-19 outbreak to be a pandemic in March 2020, and has had a significant impact on global and local economic activities. COVID-19 continues to present material uncertainty and risk with respect to the performance and financial results of our portfolio companies.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation, together with growing turmoil from fluctuations in commodity prices and foreign exchange rates, and the potential to adversely impact global economies, has driven a sharp increase in volatility across markets. The Advisor continues to monitor the evolving situation and its impact on the financial position of the funds.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2022 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

Prior to the issuance of the November 30, 2022 financial statements, management determined that the line item of “Current tax liability” for TYG and NTG had been understated since November 30, 2021. As a result, adjustment for excess asset-based advisory fees for the year ended November 30, 2022 were necessary. The line item “Payable to Adviser” on the Statement of Assets and Liabilities and the corresponding line item “Advisory Fees” on the Statement of Operations have been reduced by $202,497 and $94,060 for TYG and NTG respectively, representing a reimbursement from the Adviser for the overpayment of advisory fees during the period from November 30, 2021 to November 30, 2022.

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Notes to Financial Statements (continued)

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:

TYG and NTG elected to change their tax status from a taxable C corporation to a RIC under the Internal Revenue Code effective December 1, 2021. The change in tax status requires TYG and NTG to satisfy certain periodic income and asset composition requirements as well as certain distribution requirements in order to permit it to be subject to tax as a RIC. Management has determined that more likely than not TYG and NTG will qualify and elect to be subject to tax as a RIC, effective as of its fiscal year ending November 30, 2022.

TYG and NTG intend to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2022 federal income tax return, and such election was effective December 1, 2021. If TYG and NTG satisfy the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to their shareholders.

As of November 30, 2022, TYG and NTG have tax expense of $8,864,115 and $4,679,689 respectively, relating to adjustments for information received after November 30, 2021 when they were C Corporations and changes in the uncertain tax position for the period. TYG and NTG are not expected to be subject to federal income or excise taxes during its fiscal year ending November 30, 2022.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions, book/tax differences from underlying investments and the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $(43,685,179) and $(148,614,389) from accumulated losses and $43,685,179 and $148,614,389 to additional paid-in capital for TYG and NTG respectively.

The tax character of distributions paid to stockholders for the years ending November 30, 2022 and November 30, 2021 was as follows:

Year Ended November 30, 2022		TYG		NTG
	Common	Preferred	Common	Preferred
Ordinary income	$—	$209,571	$—	$156,458
Return of capital	33,451,804	1,058,517	17,163,158	441,375
Total distributions	$33,451,804	$1,268,088	$17,163,158	$597,833

For federal income tax purposes, the amounts and character of distributions are reported on a calendar year basis, and will differ from amounts presented above. Shareholders will receive federal Forms 1099 after calendar year ended December 31, 2022. Shareholders should use these Forms 1099 in computing their income tax liabilities and filing their income tax returns.

Year Ended November 30, 2021		TYG		NTG
	Common	Preferred	Common	Preferred
Ordinary income	$17,534,017	$1,352,798	$9,282,720	$497,890
Return of capital	—	—	—	—
Total distributions	$17,534,017	$1,352,798	$9,282,720	$497,890

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TYG	NTG
Unrealized appreciation (depreciation)	$35,044,201	$20,842,861
Capital loss carryforwards	(196,058,138)	(456,394,763)
Undistributed ordinary income	—	—
Other temporary differences	(3,196,383)	(1,008,103)
Accumulated earnings (deficit)	$(164,210,320)	$(436,560,005)

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

As of November 30, 2022, for federal income tax purposes, TYG and NTG had short-term capital loss carryforwards of $196,058,138 and $456,394,763 respectively, which were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. None of the capital loss carryforwards expired as of November 30, 2022.

Fiscal Year Ended	Amount	Expiration
November 30, 2020	TYG: $196,058,138 / NTG: $456,394,763	November 30, 2025
November 30, 2021	TYG: None / NTG: None	November 30, 2026
November 30, 2022	TYG: None / NTG: None	Unlimited
Total	TYG: $196,058,138 / NTG: $456,394,763

As of November 30, 2022, TYG and NTG utilized $80,408,218 and $50,558,078 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, TYG and NTG are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TYG and NTG are permitted for tax purposes to defer into their next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2022. For the taxable year ended November 30, 2022, TYG and NTG do not plan to defer any losses.

As of November 30, 2022, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG
Tax cost of investments	$585,125,456	$289,230,990
Gross unrealized appreciation of investments	$50,048,847	$24,226,781
Gross unrealized depreciation of investments	(15,000,524)	(3,372,509)
Net unrealized appreciation (depreciation) of investments	$35,048,323	$20,854,272

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2022.

TYG:
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-08/19/19	$50,141,470	$15,024,741	3.2%

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the year ended November 30, 2022 is as follows:

TYG:
Investment Security	11/30/21 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	11/30/22 Share Balance	11/30/22 Value	Net Change in Unrealized Appreciation (Depreciation)
TK NYS Solar Holdco, LLC	N/A	$—	$—	$—	$340,000	N/A	$15,024,741	$(1,838,960)

8. Investment Transactions

For the year ended November 30, 2022, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG
Purchases	$444,552,466	$218,564,716
Sales	$486,161,391	$241,877,714

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Notes to Financial Statements (continued)

9. Senior Notes

TYG and NTG each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2022, each of TYG and NTG were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of November 30, 2022 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series II	December 18, 2022	3.22%	Semi-Annual	$3,226,667	$3,270,467
Series K	December 19, 2022	3.87%	Semi-Annual	3,226,667	3,280,639
Series S	January 22, 2023	3.99%	Semi-Annual	3,226,667	3,266,723
Series P	September 27, 2023	4.39%	Semi-Annual	3,872,000	3,861,429
Series FF	November 20, 2023	4.16%	Semi-Annual	3,226,667	3,183,396
Series JJ	December 18, 2023	3.34%	Semi-Annual	6,453,333	6,397,919
Series T	January 22, 2024	4.16%	Semi-Annual	8,066,667	8,052,808
Series L	December 19, 2024	3.99%	Semi-Annual	6,453,333	6,402,988
Series AA	June 14, 2025	3.48%	Semi-Annual	3,226,667	3,148,375
Series NN	June 14, 2025	3.20%	Semi-Annual	9,680,000	9,370,951
Series KK	December 18, 2025	3.53%	Semi-Annual	3,226,666	3,139,053
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	9,204,657
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,666	7,606,339
Series QQ	December 17, 2028	2.50%	Semi-Annual	10,000,000	9,496,953
				$81,632,000	$79,682,697

On December 17, 2021, TYG issued $10,000,000 Series QQ Senior Notes which carry a fixed interest rate of 2.50% and mature on December 17, 2028.

On December 22, 2021, TYG Series R Senior Notes with a notional value of $8,066,667 and fixed interest rate of 3.77% were paid in full upon redemption.

On September 27, 2022, TYG’s Series DD Notes, with a notional amount of $4,194,667 and a fixed interest rate of 4.21% were paid in full at maturity.

NTG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series P	October 16, 2023	3.79%	Semi-Annual	$2,979,055	$2,943,849
Series Q	October 16, 2025	3.97%	Semi-Annual	2,234,292	2,177,248
Series R	October 16, 2026	4.02%	Semi-Annual	1,936,386	1,882,463
Series S	December 11, 2028	2.50%	Semi-Annual	25,000,000	22,357,989
				$32,149,733	$29,361,549

On December 17, 2021, NTG issued $25,000,000 Series S Senior Notes which carry a fixed interest rate of 2.50% and mature on December 17, 2028.

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

10. Mandatory Redeemable Preferred Stock

TYG and NTG each have issued and outstanding MRP Stock at November 30, 2022. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2022, each of TYG and NTG were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2022 is included below. The estimated fair value of each series of TYG and NTG MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG and NTG MRP Stock are Level 2 valuation within the fair value hierarchy.

TYG:

TYG has 65,000,000 shares of preferred stock authorized and 3,566,061 shares of MRP Stock outstanding at November 30, 2022. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP E Stock and MRP F Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series E	December 17, 2024	4.34%	1,566,061	$15,660,610	$15,545,304
Series F	December 17, 2026	2.67%	2,000,000	20,000,000	18,147,836
			3,566,061	$35,660,610	$33,693,140

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

On December 17, 2021, TYG Series D Mandatory Redeemable Preferred Shares with aggregate liquidation preference of $16,639,390 and fixed rate of 6.01% were paid in full upon maturity.

On December 17, 2021, TYG issued 2,000,000 Series F Mandatory Redeemable Preferred Shares (aggregate liquidation preference $20,000,000) which carry a fixed rate of 2.67% and mandatory redemption date of December 17, 2026.

NTG:

NTG has 10,000,000 shares of preferred stock authorized and 788,757 shares of MRP Stock outstanding at November 30, 2022. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series D	December 8, 2022	4.19%	153,939	$3,848,475	$3,884,179
Series G	October 16, 2023	4.39%	84,667	2,116,675	2,090,822
Series E	December 13, 2024	3.78%	153,939	3,848,475	3,721,862
Series F	December 13, 2027	4.07%	96,212	2,405,300	2,297,788
Series H	December 17, 2027	2.90%	300,000	7,500,000	6,789,542
			788,757	$19,718,925	$18,784,193

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

On December 17, 2021, NTG issued 300,000 Series H Mandatory Redeemable Preferred Shares (aggregate liquidation preference $7,500,000) which carry a fixed rate of 2.90% and mandatory redemption date of December 17, 2026.

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Notes to Financial Statements (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the year ended November 30, 2022 as well as the principal balance and interest rate in effect at November 30, 2022 for each of the Funds’ credit facilities:

	TYG	NTG
Lending syndicate agent	U.S. Bank, N.A.	Bank of America, N.A.

Type of facility	Unsecured, revolving credit facility	Unsecured, revolving credit facility

Borrowing capacity	$90,000,000	$80,000,000

Maturity date	June 12, 2023	June 12, 2023

Interest rate	1-month LIBOR plus 1.10%	1-month LIBOR plus 1.10%

Non-usage fee	0.15%-0.25%(1)	0.15%-0.25%(2)

For the year ended November 30, 2022:

Average principal balance	$19,500,000	$12,500,000

Average interest rate	2.65%	2.65%

As of November 30, 2022:

Principal balance outstanding	$30,700,000	$10,500,000

Interest rate	5.24%	5.24%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $45,000,000 and 0.15% when the outstanding balance is at least $45,000,000, but below $63,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $63,000,000.
(2)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $40,000,000 and 0.15% when the outstanding balance is at least $40,000,000, but below $56,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $56,000,000.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2022, each Fund was in compliance with facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts

TYG may enter into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG may be subject to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage. As of November 30, 2022, TYG held no interest rate swap contracts.

Written Call Options

There were no written option contracts in TYG and NTG during the year ended November 30, 2022.

13. Basis For Consolidation

As of November 30, 2022, TYG has committed a total of $55,256,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and November 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

14. Fund Shares

Tender Offer

During the fiscal year ended November 30, 2022, Tortoise and the closed-end fund Board authorized conditional tender offers for TYG and NTG, pursuant to which the Funds would offer to purchase up to 5% of the Fund’s outstanding shares of common stock for cash at a price equal to 98% of net asset value (NAV), as determined on expiration date of the tender offer, if its shares traded at an average discount to NAV of more than 10% during the designated measurement periods. The first measurement period for 2022 ended on July 31, 2022 and it was determined that a tender offer would be executed in each fund. The second conditional tender offer measurement period is from August 1, 2022 through July 31, 2023 with a 10% discount threshold and repurchase price of 98% of NAV at expiration.

The tender offer amounts for the 2022 measurement period are as shown below.

Fund	Tender Offer Amount
TYG	Up to 5% or 596,365 of its outstanding common shares
NTG	Up to 5% or 282,149 of its outstanding common shares

On November 7, 2022, Tortoise announced the final results of the cash tender offer, which commenced on October 3, 2022 and expired on November 1, 2022. Final results of the tender offer(s) are as shown in the accompanying table.

Fund	Shares Properly Tendered	Shares Purchased	Pro-Ration Factor*	Purchase Price**	Outstanding Shares After Giving Effect to Tender Offer
TYG	5,215,915	596,395	0.1144880	$38.96	11,331,508
NTG	2,774,144	282,149	0.1018340	$43.88	5,360,842
*	The number of shares to be purchased divided by the number of shares properly tendered. The factor is subject to rounding adjustment to avoid the purchase of fractional shares.
**	Equal to 98% of the relevant Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (NYSE) on November 1, 2022 (the date the Tender Offer expired).
Tortoise	33

Notes to Financial Statements (continued)

15. Subsequent Events

TYG:

On December 19, 2022, TYG Series II Senior Notes with a notional value of $3,226,667 and fixed rate of 3.22% were paid in full upon maturity.

On December 19, 2022, TYG Series K Senior Notes with a notional value of $3,226,667 and fixed rate of 3.87% were paid in full upon maturity.

On January 23, 2023, TYG Series S Senior Notes with a notional value of $3,226,667 and fixed rate of 3.99% were paid in full upon maturity.

TYG previously announced its intent to convert from a corporation to a RIC for the fiscal year ending November 30, 2022. Subsequently, in February 2023, the Fund concluded to not complete the conversion to a RIC at November 30, 2022. As a result of the Fund’s change in intention, the additional tax liability accrued of $24,561,306 due to the Fund’s previous intention to convert to a RIC has been derecognized in February 2023. TYG is evaluating its ability to convert to a RIC in the future.

On a pro forma basis, as of November 30, 2022, the derecognition of the additional tax liability as noted above and the subsequent recognition of tax liability associated with filing as a corporation would increase the Fund’s NAV to $40.98, a net increase of $1.57 per share to the stated NAV as of November 30, 2022.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:

On December 8, 2022, NTG Series D Mandatory Redeemable Preferred Shares with an aggregate liquidation preference of $3,848,475 and fixed rate of 4.19% were paid in full upon maturity.

NTG previously announced its intent to convert from a corporation to a RIC for the fiscal year ending November 30, 2022. Subsequently, in February 2023, the Fund concluded to not complete the conversion to a RIC at November 30, 2022.Ús a result of the Fund’s change in intention, the additional tax liability accrued of $10,563,189 due to the Fund’s previous intention to convert to a RIC has been derecognized in February 2023. NTG is evaluating its ability to convert to a RIC in the future.

On a pro forma basis, as of November 30, 2022, the derecognition of the additional tax liability and the subsequent recognition of tax liability associated with filing as a corproation would increase the Fund’s NAV to $45.51, a net increase of $1.30 per share to the stated NAV as of November 30, 2022.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

34	Tortoise

2022 Annual Report | November 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Directors of Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Tortoise Energy Infrastructure Corp., including the consolidated schedule of investments, as of November 30, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “consolidated financial statements”). We have also audited the accompanying statement of assets and liabilities of Tortoise Midstream Energy Fund, Inc. (collectively, together with Tortoise Energy Infrastructure Corp., referred to as the “Funds”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively, together with the consolidated financial statements, referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial position, of each of the Funds at November 30, 2022, and the results, or the consolidated results, of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, Minnesota
February 22, 2023

Tortoise	35

Company Officers and Directors (unaudited)
November 30, 2022

Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director of TYG since 2003 and of NTG since 2010	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund
Rand C. Berney (Born 1955)	Class II Director of each of TYG and NTG since 2014	Formerly Executive-in-Residence, College of Business Administration, Kansas State University from 2012-2022; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	6	None
Jennifer Paquette (Born 1962)	Class II Director of each of TYG and NTG since 2018	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. Chartered Financial Analyst (“CFA”) charterholder.	6	None
Alexandra Herger (Born 1957)	Class III Director of each of TYG and NTG since 2015	Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/ Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.	6	None
Interested Directors (4)
H. Kevin Birzer (Born 1959)	Class III Director and Chairman of the Board of TYG since 2003 and of NTG since 2010;	Chief Executive Officer of TortoiseEcofin Investments, LLC; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. CFA designation since 1988.	6	None

(1)	The address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
(2)	Ending year of Director terms by Class are as follows:
	TYG	NTG
Class I	2023	2023
Class II	2024	2024
Class III	2025	2025
(3)	This number includes TYG, NTG, Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Ecofin Sustainable and Social Impact Term Fund (“TEAF”). For Mr. Ciccotello, this number also includes the Ecofin Tax-Advantaged Social Impact Fund, Inc. (”TSIFX”). The Adviser serves as the investment adviser to TYG, NTG, TTP, NDP, TPZ, TEAF and TSIFX.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

36	Tortoise

2022 Annual Report | November 30, 2022

Company Officers and Directors (unaudited) (continued)
November 30, 2022

Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Officer
Interested Officers(3)
P. Bradley Adams (Born 1960)	Chief Executive Officer of TYG and NTG since June 30, 2015; Principal Financial Officer and Treasurer of each of TYG and NTG from May 18, 2017 to July 14, 2021; Chief Financial Officer of NTG from 2010 to June 30, 2015, and TYG from 2011 to June 30, 2015.	Managing Director of the Adviser since January 2013; Chief Executive Officer of Ecofin Tax-Exempt Private Credit Fund, Inc. (formerly Ecofin Tax-Advantaged Social Impact Fund, Inc. (“TSIFX “)) since February 2018; Principal Financial Officer of TSIFX from February 2018 to May 2021; Chief Executive Officer of each of TPZ, TTP and NDP since June 30, 2015; Principal Financial Officer and Treasurer of each of TPZ, TTP, and NDP from May 18, 2017 to July 14, 2021. Chief Executive Officer of TEAF since November 5, 2018, Principal Financial Officer and Treasurer of TEAF from November 5, 2018 to July 14, 2021.	N/A	None
Matthew G.P. Sallee (Born 1978)	President of TYG and NTG since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.	N/A	None
Shobana Gopal (Born 1962)	Vice President of TYG and NTG, since June 30, 2015.	Managing Director – Tax of the Adviser since July 2021; Director, Tax of the Adviser from January 2013 to July 2021; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TPZ, TTP, and NDP since June 30, 2015 and TEAF since November 5, 2018 and of TSIFX since February 2018.	N/A	None
Courtney Gengler (Born 1986)	Principal Financial Officer and Treasurer of each of TYG and NTG since July 14, 2021; Vice President of each of TYG and NTG, from June 16, 2020 to July 14, 2021; Assistant Treasurer of each of TYG and NTG from May 18, 201 to July 14, 2021.	Managing Director – Financial Operations of the Adviser since July 2021; Director – Financial Operations of the Adviser from January 2020 to July 2021; Vice President – Accounting and Financial Reporting from 2017 to 2020; Principal Financial Officer and Treasurer of TSIFX since May 2021 and of TPZ, TTP, NDP and TEAF since July 14, 2021; Vice President of each of TPZ, TTP, NDP and TEAF from June 16, 2020 to July 14, 2021; Assistant Treasurer of each of TPZ, TTP, and NDP from May 18, 2017 to July 14, 2021 and TEAF from its inception to July 14, 2021; previously served in various roles at Adknowledge from May 2015 to March 2017 including most recently as Manager of Accounting and Financial Reporting.	N/A	None
Sean Wickliffe (Born 1989)	Vice President and Assistant Treasurer of each of TYG and NTG since July 14, 2021.	Vice President – Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016. Vice President and Assistant Treasurer of TPZ, TTP, NDP and TEAF since July 14, 2021.	N/A	None
Diane Bono (Born 1958)	Chief Compliance Officer of TYG since 2006 and of NTG since its inception; Secretary of TYG and NTG since May 2013.	Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since February 2018; Chief Compliance Officer of each of TPZ, TTP, NDP, and TEAF since its inception; Secretary of TPZ, TTP, and NDP since May 2013 and of TEAF since November 5, 2018.	N/A	None

(1)	The address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
(2)	Officers are elected annually.
(3)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise	37

Additional Information (unaudited)

Notice to Shareholders

For stockholders that do not have a November 30, 2022 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2022, each Fund is designating the following items with regard to distributions paid during the year.

Common Distributions

	Return Of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TYG	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%
NTG	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%

Preferred Distributions

	Return Of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TYG	83.00%	0.00%	17.00%	100.00%	100.00%	100.00%
NTG	74.00%	0.00%	26.00%	100.00%	100.00%	100.00%

(1)	The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Stockholder Proxy Voting Results

The annual meeting of stockholders for each Fund was held on August 9, 2022. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1.	For all Companies: To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

	TYG	NTG
Alexandra A. Herger
Affirmative	10,790,395	4,190,625
Withheld	789,484	707,296
TOTAL	11,579,879	4,897,921

	TYG	NTG
H. Kevin Birzer*
Affirmative	2,254,485	319,242
Withheld	—	—
TOTAL	2,254,485	319,242

*For each of TYG and NTG only preferred stockholders are entitled to vote on this director.

Conrad S. Ciccotello continued as a director with a term expiring on the date of the 2023 annual meeting of stockholders and Rand C. Berney and Jennifer Paquette continued as a director with a term expiring on the date of the 2024 annual meeting of stockholders.

2.	For all companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2022.

	TYG	NTG
Affirmative	11,440,066	4,821,251
Against	52,697	52,859
Abstain	87,116	23,811
TOTAL	11,579,879	4,897,921

Based upon votes required for approval, matters 1 and 2 passed.

38	Tortoise

2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2021 through November 30, 2022, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG
$84,400	$84,400

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2022 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s N-PORTs are also available through the Adviser’s Web site at www.tortoiseecofin.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tortoise	39

Additional Information (unaudited) (continued)

Privacy Policy

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment

NTG has an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

40	Tortoise

2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Approval of the Investment Advisory Agreements for the Funds

In approving the renewal of the respective Investment Advisory Agreement of each of TYG and NTG in November 2022, the Board followed their established process. As part of this process, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreements and related information.

Factors Considered for Each Fund

The Board, including the Independent Directors, considered and evaluated all the information provided by the Adviser. The Board, including the Independent Directors, did not identify any single factor as being all-important or controlling, and individual directors may have attributed different levels of importance to different factors. In deciding to renew the fund’s agreement, the decision of the Board, including the Independent Directors, was based on the following factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser, and the individuals primarily responsible for the portfolio management of the fund. Additionally, the Board considered the quality and extent of the resources devoted to research and analysis of the fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the fund, and meeting regulatory requirements. Further, the Board considered the quality and depth of the Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), and other Adviser resources, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing). The Board also considered the Adviser’s efforts to reduce the fund’s market price discount to net asset value, and to manage the use of leverage in the fund.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the fund. The Adviser provides the fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the fund. In particular, the Adviser provides the fund with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the fund, such as press releases, fact sheets, quarterly energy calls and podcasts, and educational materials, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Board also reviewed information received from the Adviser and the fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s Code of Ethics.

The Board, including the Independent Directors, concluded that the nature of the fund and the specialized expertise of the Adviser in energy infrastructure, including in the niche market of MLPs for each of TYG and NTG, as well as the nature, extent and quality of services provided by the Adviser to the fund, made the Adviser qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the fund.

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Board reviewed and evaluated information regarding the fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on energy infrastructure equities including midstream, utilities and renewables for TYG and on midstream equity for NTG. The Board considered the fund’s investment performance against peer funds for the following periods: one year, three year, five year, ten year and since inception for each of TYG and NTG, and for each of 2020, 2021 and fiscal year-to-date 2022 for each of TYG and NTG, as well as against specialized sector and more general market indices for the same periods for the fund. The Board also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Board noted that for the relevant periods, based on NAV: TYG underperformed the median for its peers in all periods except the one year period and 2021 where it outperformed the median of its peers. TYG underperformed the specialized sector market indices and the general market index except for 2021 , with respect to one of the specialized indices for the one year period and with respect to the general market index for the one year period and the fiscal year-to-date 2022 period, where it outperformed these indices. NTG underperformed the median for its peers in all periods. NTG underperformed the specialized sector market indices and the general market index in all periods except the one year period and 2021, and with respect to the generalized market index in the fiscal year-to-date 2022 period where it outperformed these indices. The Board noted that for the relevant periods, based on market price, TYG underperformed the median of its peers except for the one year period, 2021 and the fiscal year-to-date period, where it outperformed the median of its peers. NTG underperformed the median for its peers, except for the one year period where it

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Additional Information (unaudited) (continued)

outperformed. The Board also noted that the sector market indices are pre-tax accrual similar to TYG and NTG but in contrast with their MLP peers. The Board also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Board also considered discussions with the Adviser regarding a variety of initiatives for the fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review and also considering market conditions and volatility in 2022, the Board, including the Independent Directors, concluded that the fund’s performance has been reasonable based on the fund’s strategy and compared to other closed-end funds that focus on the applicable sectors discussed above.

The Adviser provided detailed information concerning its cost of providing services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Board reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Board considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Board discussed the significant differences in scope of services provided to the fund and to the Adviser’s other non-closed-end fund clients. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients. The Board considered and evaluated the information comparing the fund’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable depending on the fund as determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third-party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Board, including the Independent Directors, concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Board, including the Independent Directors, concluded that the fees (including the management fee) and expenses that the fund is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the fund, are reasonable given the nature, extent and quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Board considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders. The Board, including the Independent Directors, concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Board reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Board, including the Independent Directors, concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Board reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the fund. The Board, including the Independent Directors, concluded that the Adviser generally does not directly use the fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the fund. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

The Board, including the Independent Directors, concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Investment Advisory Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Board. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Investment Advisory Agreement. It was noted that it was the judgment of the Board, including the Independent Directors, that approval of the Investment Advisory Agreement was in the best interests of the fund and its stockholders. The Board, and separately, all of the Independent Directors, therefore unanimously concluded that the Investment Advisory Agreement between the fund and the Adviser is fair and reasonable in light of the services provided and should be renewed.

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2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Fund Investment Objectives, Policies and Risks

Changes in the Last Fiscal Year

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

Tortoise Energy Infrastructure Corporation (TYG)

TYG’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. Under normal circumstances, TYG invests at least 90% of its total investments, defined as the value of all investments reported as total investments in its schedule of investments, in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Additionally energy infrastructure includes renewables and power infrastructure companies that generate, transport and distribute electricity.

TYG may invest up to 30% of its total investments in restricted securities, primarily through direct placements. Subject to this policy, TYG may invest without limitation in illiquid securities. The types of restricted securities that TYG may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of all of TYG’s investments in private companies that do not have any publicly traded shares or units are limited to 5% of its total investments.

TYG may invest up to 25% of its total investments in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

TYG will not invest more than 10% of its total investments in a single issuer or engage in short sales. TYG may write covered call options, up to 10% of its total investments. These investment restrictions described above apply at the time of purchase, and TYG will not be required to reduce a position due solely to market value fluctuations.

TYG may change these non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of TYG’s total investments in energy infrastructure companies requires at least 60 days’ prior written notice to stockholders.

TYG may write covered call options, up to 10% of its total investments.

Under adverse market or economic conditions, TYG may invest up to 100% of its total investments in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be consistent with a defensive posture (collectively, “short-term securities”), or may hold cash. To the extent TYG invests in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in TYG not achieving, its investment objective.

TYG also may invest in short-term securities or cash pending investment of any offering proceeds to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on energy infrastructure companies or yields on lower rated fixed income securities.

Leverage. TYG’s policy is to utilize leverage in an amount that on average represents approximately 25% of its total assets. TYG considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

TYG may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. TYG does not intend to hedge the interest rate risk of its portfolio holdings. Accordingly, if no leverage is outstanding, TYG currently does not expect to engage in interest rate transactions. Interest rate transactions that TYG may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings.

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Additional Information (unaudited) (continued)

Tortoise Midstream Energy Fund, Inc. (“NTG”)

NTG’s investment objective is to provide stockholders a high level of total return with an emphasis on current distributions paid to stockholders. NTG invests primarily in midstream energy entities that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy entities, including master limited partnerships (MLPs) benefiting from U.S. natural gas production and global consumption expansion with limited direct commodity exposure. Under normal circumstances, NTG invests at least 80% of its total investments in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of its total investments in equity securities of natural gas infrastructure entities.

NTG may also invest up to 50% of its total investments in restricted securities, primarily through direct investments. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. The aggregate of all NTG’s investments in private companies that do not have any publicly traded shares or units is limited to 5% of its total investments.

NTG may invest up to 20% of its total investments in debt securities of midstream energy companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser. NTG currently has no specific maturity policy with respect to debt securities.

NTG will not invest more than 10% of its total investments in any single issuer.

NTG may write covered call options, up to 10% of its total investments.

NTG may change its investment objective and other non-fundamental investment policies without stockholder approval and will provide written notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of NTG’s total investments in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, NTG is not required to reduce a position due solely to market value fluctuations.

Although inconsistent with NTG’s investment objective, under (i) adverse market or economic conditions which results in NTG taking a temporary defensive position or (ii) pending investment of offering or leverage proceeds, NTG may invest 100% of its total investments in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The yield on these securities may be lower than the returns on the securities in which NTG will otherwise invest or yields on lower-rated, fixed income securities. NTG currently does not have a specific maturity policy. To the extent NTG invests in these securities on a temporary basis or for defensive purposes, NTG may not achieve its investment objectives.

Leverage. NTG’s policy is to utilize leverage in an amount that on average represents approximately 25% of its total assets. NTG considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

NTG may use interest rate transactions for economic hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. NTG does not intend to hedge the interest rate risk of its portfolio holdings. Interest rate transactions that NTG may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings.

Principal Risk Factors

Each fund’s NAV, ability to make distributions, ability to service debt securities and preferred stock, and ability to meet asset coverage requirements depends on the performance of its investment portfolio. The performance of each fund’s investment portfolio is subject to a number of risks. For each of TYG and NTG, there is a cybersecurity risk as follows:

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

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2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

For each of the funds there is an epidemic risk as follows:

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

The remaining risks are set out separately for each fund below.

Tortoise Energy Infrastructure Corporation

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of energy infrastructure entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of energy infrastructure entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Energy infrastructure entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the energy infrastructure sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Under normal circumstances, we concentrate our investments in the energy infrastructure sector. The primary risks inherent in investments in entities in the energy infrastructure sector include the following: (1) the performance and level of distributions of energy infrastructure entities can be affected by direct and indirect commodity price exposure, (2) a decrease in market demand for natural gas or other energy commodities could adversely affect energy infrastructure entities’ revenues or cash flows, (3) energy infrastructure assets deplete over time and must be replaced and (4) a rising interest rate environment could increase the cost of capital for energy infrastructure entities.

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

MLP Risk. We invest a portion of our assets in equity securities of MLPs. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.

Equity Securities Risk. Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward the energy infrastructure sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.

Smaller Company Securities Risk. Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Debt Securities Risk: Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk.

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

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Additional Information (unaudited) (continued)

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Restricted Security Risk. We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Liquidity Risk. Certain energy infrastructure securities may trade less frequently than those of other companies due to their smaller capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Tax Risk. Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character. Currently capital loss carryforwards have a five year carryover period, whereas net operating loss carryforwards for tax years beginning after 2017 have an indefinite carryover period. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.

Nondiversification Risk. We are a nondiversified investment company under the 1940 Act and we are not a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or Internal Revenue Code with respect to the number or size of securities held by us and we may invest more assets in fewer issuers as compared to a diversified fund.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

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2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. Interest rate transactions that we may use for hedging purposes, such as swaps, caps and floors, will expose us to certain risks that differ from the risks associated with our portfolio holdings.

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons.

Valuation Risk. We may invest up to 30% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Competition Risk. At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time, a number of alternative vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or distribution payments.

Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in February 2004. As of December 31, 2020, the Adviser had client assets under management of approximately $6.3 billion. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Subsidiary Risks. By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board of Directors will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary if formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Company.

Additional Risks to Common Stockholders

Leverage Risk. We are currently leveraged and intend to continue to use leverage primarily for investment purposes. Leverage, which is a speculative technique, could cause us to lose money and can magnify the effect of any losses. Weakness in the credit markets may cause our leverage costs to increase and there is a risk that we may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if we are otherwise required to reduce our leverage, we may not be able to maintain common stock distributions at historical levels and common stockholders will bear any costs associated with selling portfolio securities. If our net asset value of our portfolio declines or remains subject to heightened market volatility, there is an increased risk that we will be unable to maintain coverage ratios for debt securities and preferred stock mandated by the 1940 Act, rating agency guidelines or contractual terms of bank lending facilities or privately placed notes. If we do not cure any deficiencies within specified cure periods, we will be required to redeem such senior securities in amounts that are sufficient to restore the required coverage ratios or, in some cases, offer to redeem all of such securities. As a result, we may be required to sell portfolio securities at inopportune times, and we may incur significant losses upon the sale of such securities. There is no assurance that a leveraging strategy will be successful.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

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Additional Information (unaudited) (continued)

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities, include the following:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

Tortoise Midstream Energy Fund, Inc.

We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. Investing in our securities involves risk, including the risk that you may receive little or no return on your investment. Before investing in our securities, you should consider carefully the summary risks set forth below.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of midstream energy entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of midstream energy entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. Midstream energy entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the midstream energy sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Under normal circumstances, we will concentrate our investments in the energy infrastructure sector, and will invest in a portfolio consisting primarily of midstream energy entities in the energy infrastructure sector, with an emphasis on natural gas infrastructure entities. Risks inherent in the business of these types of entities include (1) the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing, (2) energy commodity prices, (3) demand for natural gas, crude oil, and refined petroleum products, (4) climate change regulation, (5) depletion of natural gas reserves and other commodities, (6) changes in the regulatory environment, (7) extreme weather patterns, (8) a rising interest rate environment, (9) the threat of terrorism and related military activity and (10) face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards.

48	Tortoise

2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

MLP Risk. We invest a portion of our assets in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk.

Equity Securities Risk. Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the midstream energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of equity securities also can be affected by fundamentals unique to the entity, including size, earnings power, coverage ratio and characteristics and features of different classes of securities.

Smaller Company Securities Risk. Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Debt Securities Risk: Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk.

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Restricted Securities Risk. We may invest up to 50% of Total Assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate.

Liquidity Risk. Although equity securities of midstream energy entities trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the NASDAQ National Market, certain midstream energy securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain midstream energy securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices.

Tax Risk. Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Currently capital loss carryforwards have a five year

Tortoise	49

Additional Information (unaudited) (continued)

carryover period, whereas net operating loss carryforwards have an indefinite carryover period. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized. Because deferred taxes are not taken into account in calculating Managed Assets, our Adviser may have an incentive to defer taxes rather than incur taxes in the current period.

Nondiversification Risk. We are a non-diversified, closed-end management investment company under the 1940 Act and do not intend to be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there will be no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold, and we may invest more assets in fewer issuers as compared to a diversified fund.

Covered Call Risk. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities. The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy. The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons.

Valuation Risk. We may invest up to 50% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine NAV. The sale price of securities that are restricted or otherwise are not readily marketable may be higher or lower than our most recent valuations.

Competition Risk. A number of alternatives exist for investing in a portfolio of energy infrastructure entities, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or distribution payments.

Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in July 2010. As of December 31, 2020, the Adviser had client assets under management of approximately $6.3 billion. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Subsidiary Risks. By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board of Directors will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary if formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Company.

50	Tortoise

2022 Annual Report | November 30, 2022

Additional Information (unaudited) (continued)

Leverage Risk. Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

Additional Risks to Senior Securities Holders

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Preferred stock would be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on any preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Notes or any other borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

Tortoise	51

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseecofin.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, Wis. 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent

Computershare Trust Company, N.A. /

Computershare Inc.

P.O. Box 30170

College Station, Tex. 77842-3170

(800) 426-5523

www.computershare.com

Legal Counsel

Husch Blackwell LLP

4801 Main St.

Kansas City, Mo. 64112

Investor Relations

(866) 362-9331
info@tortoiseecofin.com

Stock Symbols

Listed NYSE Symbols: TYG, NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

6363 College Boulevard, Suite 100A
Overland Park, KS 66211

www.tortoiseecofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any changes to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Rand Berney is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$134,000	$148,200
Audit-Related Fees	—	—
Tax Fees	$61,571	$90,255
All Other Fees	—	—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimis thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.

(e)(2) None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimis exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) In the Registrant’s fiscal years ended November 30, 2022, and 2021, the Adviser was billed approximately $29,850 and $31,400 in fees, respectively, for tax and other non-audit services provided to the Adviser. In the Registrant’s fiscal year ended November 30, 2022, and fiscal year ended November 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $61,571 and $90,255, respectively. In the Registrant’s fiscal year ended November 30, 2022 and fiscal year ended November 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant was $91,421 and $121,655, respectively.

(h) The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

(i) - (j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Rand C. Berney, Mr. Conrad S. Ciccotello, Ms. Jennifer Paquette and Ms. Alexandra A. Herger.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2022.

Portfolio Managers

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James

R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., and Stephen Pang. Biographical information about each portfolio manager named above as of the date of this filing is set forth below.

Name and Address*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens	N/A	Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2006.
James R. Mick	N/A	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2011 to June 2012; Research analyst of the Adviser from 2006 to 2011. CFA designation since 2010.
Matthew G.P. Sallee	President since June 2015	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.
Robert J. Thummel, Jr.	N/A	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.
Stephen Pang	N/A

Managing Director of the Adviser since January 2019; Portfolio Manager of the Adviser since January 2018; Director of the Adviser from January 2017 to January 2019; Investment Analyst of the Adviser from January 2015 to January 2017; Vice President of Tortoise Pipeline & Energy Fund, Inc. from May 2017 to December 2020.CFA designation since 2016.

*The address of each portfolio manager is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

The Adviser also serves as the investment adviser to Tortoise Midstream Energy Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., Tortoise Power and Energy Infrastructure Fund, Inc. and Ecofin Sustainable and Social Impact Term Fund.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2022:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies	8	$3,648,953,591	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
James R. Mick
Registered investment companies	8	$3,648,953,591	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Matthew G.P. Sallee
Registered investment companies	8	$3,648,953,591	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Robert J. Thummel, Jr.
Registered investment companies	8	$3,648,953,591	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Stephen Pang
Registered investment companies	7	$3,119,707,067	-	-
Other pooled investment vehicles	1	$76,988,746	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee.  Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.  The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for five other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions. In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public.  It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public.  The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant.  Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Kessens, Mick, Sallee, Thummel, or Pang receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. The team is motivated and retained through a market-based compensation structure. Each of Messrs. Kessens, Mick, Sallee, Thummel, and Pang has entered into an employment agreement with the Adviser. Under these employment-related contracts, they receive base salary compensation and are eligible for an annual bonus. A portion of the bonus amount may be deferred for certain key employees and may increase over a defined vesting period based on a measured rate of return tied to the firm’s performance. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, and Pang are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, and Pang owns an equity interest in TortoiseEcofin Investments, LLC that is a minority owner of the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2022:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Brian A. Kessens	$10,001 - $50,000
James R. Mick	$1 - $10,000
Matthew G.P. Sallee	$50,001 - $100,000
Robert J. Thummel, Jr.	$10,001 - $50,000
Stephen Pang	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/22-6/30/22	0	$0	0	$0
Month #2 7/1/22-7/31/22	0	$0	0	$0
Month #3 8/1/22-8/31/22	0	$0	0	$0
Month #4 9/1/22-9/30/22	0	$0	0	$0
Month #5 10/1/22-10/31/22	0	$0	0	$0
Month #6 11/1/22-11/30/22	596,395	$38.96	596,395	$0
Total	596,395	$38.96	596,395	$0

The purchases above were made pursuant to the conditional tender offer approved by the Board of Directors of the Registrant. Pursuant to the offer, the Fund offered to purchase up to 5% of the Fund’s outstanding shares of common stock for cash at a price equal to 98% of net asset value (NAV), as determined on expiration date of the tender offer if the shares traded at an average discount to NAV of more than 10% during the designated measurement periods. The first measurement period for year 2022 ended on July 31, 2022, and it was determined that a tender offer would be executed in the Fund. On November 7, 2022, Tortoise announced the final results of the cash tender offer, which commenced on October 3, 2022, and expired on November 1, 2022. TYG purchased 596,395 shares on a pro-rated basis at purchase price of $38.96 per share.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11 Controls and Procedures

(a) Evaluation of Disclosure Controls and Procedures. The registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the registrant’s filings under the Securities Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its Chief Executive Officer (“CEO”) and Principal Financial Officer and Treasurer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the CEO and PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Subsequent to the fiscal year ended November 30, 2022, a material weakness in internal controls was identified which resulted in unaccrued liabilities related to uncertain tax positions as of November 30, 2022. Such tax positions related to the Fund’s anticipated conversion from a Corporation to a Regulated Investment Company for federal income tax purposes. Due to the identification of the unaccrued tax liabilities, it was determined that a material weakness existed in the design of internal controls related to the registrant’s accounting for income taxes related to the anticipated conversion at November 30, 2022. As a result, the registrant has concluded that its disclosure controls and procedures were not effective as of November 30, 2022.

A material weakness (as defined in Rule 12b-2 under the Securities Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

Following the identification and review of the matter described above, the registrant has enhanced the design of its controls and procedures related to the accounting for income taxes including the enhancement of analysis and review of income tax accounting related to non-routine transactions.

(b) Management determined that the historical accounting was incorrect subsequent to November 30, 2022. Consequently, the existing control system remained in place such that there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the year ended November 30, 2022, that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.
Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date      February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date   February 22, 2023

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date    February 22, 2023